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                                                                   Exhibit 23.1

                            CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
CORT Business Services Corporation


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                       /s/ KPMG LLP


Washington, DC
August 27, 1999